UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2005

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)

(617) 444-6100
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 10, 2005, Vertex Pharmaceuticals Incorporated issued a press release that announced the initiation of dosing in a Phase II clinical study with VX-702, an investigational oral p38 MAP kinase inhibitor, for the treatment of rheumatoid arthritis.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description of Document

99.1

Press Release of Vertex Pharmaceuticals Incorporated, dated June 10, 2005, titled “Vertex Pharmaceuticals Initiates Phase II Clinical Study in Rheumatoid Arthritis with Investigational Oral p38 MAP Kinase Inhibitor VX-702”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: June 10, 2005	/s/ Kenneth S. Boger
Kenneth S. Boger
Senior Vice President and General Counsel